Exhibit 99.1

CONTACT:

U.S. Physical Therapy, Inc.

Larry McAfee, Chief Financial Officer

Chris Reading, Chief Executive Officer

(713) 297-7000

Stephanie Carrington

The Ruth Group

(646) 536-7017

U. S. Physical Therapy Increases Credit Line

From $75,000,000 to $125,000,000

Houston, TX, December 6, 2013 – U.S. Physical Therapy, Inc. (NYSE: USPH), a national operator of outpatient physical therapy clinics, reported today that the Company has increased the available capacity and extended the maturity date of its bank credit facility.

The commitment amount of the revolving credit agreement has been increased by $50,000,000 from $75,000,000 to $125,000,000. The maturity date has been extended from August 31, 2015 to November 30, 2018. The loan facility is provided by Bank of America. Funds from the credit agreement may be used for working capital, acquisitions and other corporate purposes. At present there is $10,500,000 outstanding under the line.

Larry McAfee, Chief Financial Officer, said “As discussed on our recent third quarter investor conference call, management anticipates that the rate of consolidation within the outpatient physical therapy sector will accelerate. The increased capacity and extended maturity of the credit facility provides U.S. Physical Therapy with significant committed capital to continue to grow the Company’s business both internally and through strategic acquisitions.”

Forward-Looking Statements

This press release contains statements that are considered to be forward-looking within the meaning under Section 21E of the Securities Exchange Act of 1934, as amended. These statements contain forward-looking information relating to the financial condition, results of operations, plans, objectives, future performance and business of our Company. These statements (often using words such as “believes”, “expects”, “intends”, “plans”, “appear”,

U.S. Physical Therapy Press Release
December 6, 2013	Page 2

“should” and similar words) involve risks and uncertainties that could cause actual results to differ materially from those we project. Included among such statements are those relating tonew clinics, availability of personnel and the reimbursement environment. The forward-looking statements are based on our current views and assumptions and actual results could differ materially from those anticipated in such forward-looking statements as a result of certain risks, uncertainties, and factors, which include, but are not limited to:

•	changes in Medicare guidelines and reimbursement or failure of our clinics to maintain their Medicare certification status;

•	business and regulatory conditions including federal and state regulations;

•	changes in reimbursement rates or payment methods from third party payors including government agencies and deductibles and co-pays owed by patients;

•	revenue and earnings expectations;

•	general economic conditions;

•	changes as the result of government enacted national healthcare reform;

•	availability and cost of qualified physical and occupational therapists;

•	personnel productivity;

•	competitive, economic or reimbursement conditions in our markets which may require us to reorganize or close certain operations and thereby incur losses and/or closure costs including the possible write-down or write-off of goodwill and other intangible assets;

•	maintaining adequate internal controls;

•	availability, terms, and use of capital;

•	acquisitions, purchase of non controlling interests (minority interests) and the successful integration of the operations of the acquired businesses; and

•	weather and other seasonal factors.

Many factors are beyond our control. Given these uncertainties, you should not place undue reliance on our forward-looking statements. Please see our periodic reports filed with the Securities and Exchange Commission for more information on these factors. Our forward-looking statements represent our estimates and assumptions only as of the date of this press release. Except as required by law, we are under no obligation to update any forward-looking statement, regardless of the reason the statement is no longer accurate.

About U.S. Physical Therapy, Inc.

Founded in 1990, U.S. Physical Therapy, Inc. operates 449 outpatient physical and occupational therapy clinics in 43 states. The Company’s clinics provide preventative and post-operative care for a variety of orthopedic-related disorders and sports-related injuries, treatment for neurologically-related injuries and rehabilitation of injured workers. In addition to owning and operating clinics, the Company manages 19 physical therapy facilities for third parties, including hospitals and physician groups.

More information about U.S. Physical Therapy, Inc. is available at www.usph.com. The information included on that website is not incorporated into this press release.